Exhibit 99

Jefferies Announces Second Quarter and First Half Results

    NEW YORK--(BUSINESS WIRE)--July 19, 2005--Jefferies Group, Inc. (NYSE:JEF) today announced quarterly financial results for the quarter ended June 30, 2005.

    Highlights for the second quarter ended June 30, 2005:

    -- Total revenues were up 24% to $344.2 million versus $277.2 million for the second quarter of 2004.

    -- Net earnings were up 11% to $35.4 million compared to $31.8 million for the second quarter of 2004.

    -- Earnings per share (diluted) were up 6% to $0.53 compared to $0.50 for the second quarter of 2004.

    -- Investment banking revenues were up 23% to $102.5 million versus $83.6 million for the second quarter of 2004.

    Highlights for the first six months ended June 30, 2005:

    -- Total revenues were up 19% to a record $688.1 million versus $580.3 million for the first half of 2004.

    -- Net earnings were up 13% to a record $72.1 million compared to $63.7 million for the first half of 2004.

    -- Earnings per share (diluted) were up 8% to a record $1.08 compared to $1.00 for the first half of 2004.

    -- Investment banking revenues were up 26% to a record $220.0 million versus $174.9 million for the first half of 2004.

    "We are pleased with our positive results and, despite a challenging environment, remain committed to expanding our platform as we continue to diversify all of our businesses," said Richard B. Handler, Chief Executive Officer of Jefferies. "Our more than 1,900 employee-partners will continue to tenaciously serve our clients and our shareholders."

    Conference Call

    A conference call with management discussion of financial results for the second quarter ended June 30, 2005 will be held July 19 at 9:00 AM (Eastern) and can be accessed at 617-801-9714 (code:
85714055). A replay of the call will be available two hours post-call at 617-801-6888 (code: 69565267). A live audio webcast and delayed replay will also be available under "Investor Relations" at www.jefferies.com. Questions for consideration by management can be submitted in advance through the "Contact Us" function at www.jefferies.com or by calling 203-708-5975 by 8:45 AM Eastern on July 19.

    About Jefferies

    Jefferies, a global investment bank and institutional securities firm, has served growing and mid-sized companies and their investors for over 40 years. Headquartered in New York, with more than 25 offices around the world, Jefferies provides clients with capital markets and financial advisory services, institutional brokerage, securities research and asset management. The firm is a leading provider of trade execution in equity, high yield, convertible and international securities for institutional investors and high net worth individuals. Jefferies & Company, Inc. is the principal operating subsidiary of Jefferies Group, Inc. (NYSE:JEF; www.jefferies.com).


                JEFFERIES GROUP, INC. AND SUBSIDIARIES
                  CONSOLIDATED STATEMENTS OF EARNINGS
           (Amounts in Thousands, Except Per Share Amounts)
                              (Unaudited)


                                Three Months Ended   Six Months Ended
                               ------------------- -------------------
                                June 30,  June 25,  June 30,  June 25,
                                 2005      2004      2005      2004
                               --------- --------- --------- ---------

 Revenues:
   Commissions                 $ 58,239  $ 66,002  $127,147  $138,305
   Principal transactions        84,774    82,217   157,472   168,657
   Investment banking           102,519    83,572   219,961   174,944
   Asset management fees and
    investment income from
    managed funds                20,434    18,611    41,718    42,412
   Interest                      71,420    24,445   131,271    49,184
   Other                          6,777     2,323    10,487     6,762
                               --------- --------- --------- ---------
    Total revenues              344,163   277,170   688,056   580,264
 Interest expense                67,605    29,303   125,488    53,890
                               --------- --------- --------- ---------
 Revenues, net of interest
  expense                       276,558   247,867   562,568   526,374
                               --------- --------- --------- ---------

 Non-interest expenses:
   Compensation and benefits    152,003   135,819   313,991   294,757
   Floor brokerage and
    clearing fees                12,096    13,225    24,291    26,980
   Technology and
    communications               17,617    16,194    33,621    32,603
   Occupancy and equipment
    rental                       11,083     9,444    21,916    19,056
   Business development           9,413     8,930    18,047    17,340
   Other                         14,036     9,579    28,219    19,743
                               --------- --------- --------- ---------
 Total non-interest expenses    216,248   193,191   440,085   410,479
                               --------- --------- --------- ---------

 Earnings before income taxes
  and minority interest          60,310    54,676   122,483   115,895
 Income taxes                    23,621    21,207    47,066    42,464
                               --------- --------- --------- ---------
 Earnings before minority
  interest                       36,689    33,469    75,417    73,431
 Minority interest in earnings
  of consolidated
  subsidiaries, net               1,252     1,683     3,308     9,736
                               --------- --------- --------- ---------
 Net earnings                  $ 35,437  $ 31,786  $ 72,109  $ 63,695
                               ========= ========= ========= =========

 Earnings per share:
   Basic                       $   0.58  $   0.55  $   1.18  $   1.12
                               ========= ========= ========= =========
   Diluted                     $   0.53  $   0.50  $   1.08  $   1.00
                               ========= ========= ========= =========

 Weighted average shares:
   Basic                         61,468    57,559    61,036    56,939
   Diluted                       67,422    63,927    66,995    63,508



                JEFFERIES GROUP, INC. AND SUBSIDIARIES
                   SELECTED STATISTICAL INFORMATION
           (Dollars in Thousands, Except Per Share Amounts)
                              (Unaudited)

                                     Quarters ended
                 -----------------------------------------------------
                 6/30/2005  3/31/2005  12/31/2004  9/30/2004 6/25/2004
                 ---------  ---------  ----------  --------- ---------
Statement of
 Earnings
----------------
Revenues, net
 of interest
 expense          $276,558   $286,010    $278,085   $253,786  $247,867
Non-interest
 expenses:
  Compensation
   and benefits    152,003    161,988     159,696    141,434   135,819
  Non-personnel
   expenses         64,245     61,849      62,245     57,402    57,372
                 ---------  ---------  ----------  --------- ---------
Earnings before
 income taxes
 and minority
 interest           60,310     62,173      56,144     54,950    54,676
Income taxes        23,621     23,445      19,975     21,516    21,207
                 ---------  ---------  ----------  --------- ---------
Earnings before
 minority
 interest           36,689     38,728      36,169     33,434    33,469
Minority
 interest in
 earnings of
 consolidated
 subsidiaries,
 net                 1,252      2,056         773      1,159     1,683
                 ---------  ---------  ----------  --------- ---------
   Net earnings    $35,437    $36,672     $35,396    $32,275   $31,786
                 =========  =========  ==========  ========= =========

Diluted earnings
 per share           $0.53      $0.56       $0.55      $0.51     $0.50
                 =========  =========  ==========  ========= =========

Financial
 Ratios
----------------
Pretax
 operating
 margin              21.8%      21.7%       20.2%      21.7%     22.1%
Compensation
 and benefits /
 net revenues        55.0%      56.6%       57.4%      55.7%     54.8%
Effective tax
 rate                39.2%      37.7%       35.6%      39.2%     38.8%



                JEFFERIES GROUP, INC. AND SUBSIDIARIES
                   SELECTED STATISTICAL INFORMATION
                   (Dollars and Shares in Thousands)
                              (Unaudited)


                                    Quarters ended
                ------------------------------------------------------
                6/30/2005  3/31/2005  12/31/2004  9/30/2004  6/25/2004
                ---------  ---------  ----------  ---------  ---------
Revenues by
 Source
---------------
Commissions and
 principal
 transactions:
   Equities       $91,917    $95,067    $104,596   $127,764   $103,658
   High yield      14,188     16,650       9,829     10,845     11,830
   Convertibles     8,948      8,115      10,484      9,368     10,297
   Execution        5,472      7,060       7,350      7,989      8,637
   Bonds Direct     7,140      7,234       7,472     11,604     10,795
   Other
    proprietary    15,348      7,480        (674)     3,462      3,002
                ---------  ---------  ----------  ---------  ---------
     Total        143,013    141,606     139,057    171,032    148,219
Investment
 banking          102,519    117,442     105,738     72,122     83,572
Asset
 management
 fees and
 investment
 income from
 managed funds:
  Asset
   management
   fees            13,580     14,909      12,472      7,990      7,641
  Investment
   income from
   managed funds    6,854      6,375      14,682      3,628     10,970
                ---------  ---------  ----------  ---------  ---------
     Total         20,434     21,284      27,154     11,618     18,611
Interest           71,420     59,851      49,318     35,948     24,445
Other               6,777      3,710       4,006      2,382      2,323
                ---------  ---------  ----------  ---------  ---------
  Total revenues $344,163   $343,893    $325,273   $293,102   $277,170
                =========  =========  ==========  =========  =========

Other Data
---------------
Number of
 trading days          64         61          64         67         62
Average
 employees          1,916      1,817       1,750      1,749      1,692
Common shares
 outstanding       57,759     58,090      57,289     56,872     57,202
Weighted
 average shares:
   Basic           61,468     60,570      58,112     57,833     57,559
   Diluted         67,422     65,997      64,744     63,867     63,927



    As of June 30, 2005, stockholders' equity amounted to $1.2 billion, resulting in a book value of $20.27 per share.

    CONTACT: Jefferies Group, Inc.
             Joseph A. Schenk, 212-284-2338